UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 12, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36400 (Commission File Number)	46-5292553 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 12, 2018, the Board of Directors of Ashford Inc. (the “Company”) appointed Mr. J. Robison Hays, III, as a Co-President and Chief Strategy Officer of the Company, appointed Mr. Jeremy J. Welter as a Co-President and Chief Operating Officer of the Company, and appointed David A. Brooks as Chief Transactions Officer, General Counsel and Secretary of the Company, effective March 12, 2018.  Also on March 12, 2018, Mr. Douglas A. Kessler ceased to serve as the Company’s President and was appointed to serve as Senior Managing Director of the Company, and Mr. David A. Brooks ceased to serve as the Company’s Chief Operating Officer.

Biographical information for Messrs. Hays, Welter, Brooks and Kessler, including age, term of office with the Company and experience, is included in the Company’s definitive proxy statement on Schedule 14A for the 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”), and is incorporated herein by reference.

There are no family relationships between each of Messrs. Hays, Welter, Brooks and Kessler and any of the Company’s executive officers or directors.  There are no arrangements or understandings between each of Messrs. Hays, Welter, Brooks and Kessler and any other person pursuant to which each of Messrs. Hays, Welter, Brooks and Kessler was selected as an officer of the Company.  Except for their employment relationship with Ashford Inc. and the compensation provided to them thereunder and except as disclosed in the Company’s Proxy Statement, quarterly reports on Form 10-Q or annual report on Form 10-K for 2017, none of Hays, Welter, Brooks or Kessler or any of their related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

ITEM 7.01     REGULATION FD DISCLOSURE

On March 12, 2018, the Company issued a press release announcing the appointments described above.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Ashford Inc., dated as of March 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2018

ASHFORD INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Transactions Officer, General Counsel and Secretary